Exhibit 99.2

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity”, “we”, “us”, “our, “company”) with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2024, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. Forward Looking Statements

Equity Bancshares, Inc.| NYSE: EQBK Strategic Execution Of Acquisitions SCALE 11 Completed Bank Acquisitions SINCE IPO 2002 2008 2015 2024 START-UP 4 acquisitions GROWTH 4 acquisitions IPO BANK OF KIRKVILLE MERGER Closed During Q1 2024 $380M $5.2B 27.5% Compound Annual Growth Rate3 Company Overview $5.2B Assets $3.5B Loans $4.4B Deposits $531.5M Market Cap1 7.45% TCE2 11.14% CET 1 14.71% TRBC WICHITA Headquarters $1.6B Market Cap as of 3/28/2024 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Compound Annual Growth Rate since EQBK was founded in 2002

Leadership Team Brad Elliott Chairman & CEO Years in Banking: 35 Founded Equity Bank in 2002 2018 EY Entrepreneur of the Year National Finalist 2014 Most Influential CEO, Wichita Business Journal Chris Navratil Chief Financial Officer Years in Banking: 13 Promoted to Chief Financial Officer in August 2023. Previously served as Bank CFO and prior to Equity, spent 7 years within the Financial Institution Audit Practice with Crowe LLP Brett Reber General Counsel Years in Law: 36 Prior to joining Equity Bank, he served as Managing Member of the Wise & Reber, L.C. law firm. Brett has practiced corporate and business law for over 30 years. David Pass Chief Information Officer Years in Banking: 23 Previously served in IT leadership positions at UMB Financial Corporation and CoBiz Financial. Rick Sems President, Equity Bank Years in Banking: 24 Joined Equity Bank as President in May 2023. Prior to joining, Rick served as Chief Banking Officer of First Bank in St. Louis and President & CEO of Reliance Bank Julie Huber EVP, Strategic Initiatives Years in Banking: 34 Served in variety of leadership roles in her time at Equity Bank including overseeing our operations, hr, compliance functions and sales and training, and as managed the integration process for each acquisition. Kryzsztof Slupkowski Chief Credit Officer Years in Banking: 11 Promoted to Chief Credit Officer in September 2023. Served as Metro Market CCO since 2018, previously served in various credit function at Commerce Bancshares. Ann Knutson Chief Human Resources Officer Years in Banking: 16 Previously served in human resource leadership positions at Bank Five Nine and Summit Credit Union

Our Value Proposition Organic Growth Strategic Mergers & Acquisitions Disciplined Credit Standards Effective Balance Sheet & Capital Management EPS & Tangible Book Value Growth Our guiding principles and commitment to our entrepreneurial spirit are part of our longstanding framework for delivering shareholder value

Tangible Book Value Per Share1 7.37% Compound Annual Growth Rate Ex. AOCI AOCI Impact Tangible Book Value per diluted common share. Non-GAAP Measure. For a reconciliation of Non-GAAP measures, please see appendix.

1st Quarter 2024 | Financial Highlights EARNINGS & PROFITABILITY1,2 Q1 24 Q4 23 Q1 23 Earnings Per Share $1.03 $0.77 $0.77 Tangible Book Value Per Share $25.10 $25.37 $22.96 Net Income $16.1M $11.9M $12.3M Net Interest Margin 3.75% 3.49% 3.44% Efficiency Ratio 65.16% 74.35% 69.69% ROAA 1.25% 0.97% 1.00% ROATCE 16.97% 13.76% 14.87% Balance Sheet & Capital2 Total Loans $3.5B $3.3B $3.3B Total Deposits $4.4B $4.1B $4.3B Tangible Common Equity / Tangible Assets 7.45% 7.87% 7.09% CET 1 Capital Ratio 11.14% 11.74% 12.21% Total Risk-based Capital Ratio 14.71% 15.48% 15.98% Asset Quality Provision for Credit Losses $1.0 $0.7 ($0.4) NCOs / Avg. Loans 0.08% 0.17% 0.05% NPAs / Total Assets 0.49% 0.53% 0.33% Classified Assets / Regulatory Capital 6.65% 7.09% 10.09% HIGHLIGHTS1 $16.1M Adjusted Operating Net Income $1.03 Adjusted Operating Earnings Per Share $4.4B Total Deposits $3.5B Gross Loans Reflective of, and calculated using Adjusted Operating Net Income & Revenue is exclusive of merger expenses and Gain/(Loss) on Securities Transactions, as well as Day-1 provisioning for BOK of $1.0 million, tax effected @ 21%. Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation.

Primary Drivers Net Interest Income Noninterest Income Rate Protection Noninterest Expense Net interest income totaled $44.2 million in the first quarter, up $4.7 million from the fourth quarter, driven by an increase in average earning assets due to the completion of the Bank of Kirksville merger. Noninterest income totaled $11.7 million in the first quarter, driven by $1.2 million in gain on acquisition and $3.4 million in recoveries on special assets. Proactive effort to book variable rate assets subject to floor levels. Noninterest expenses totaled $37.2 million in the first quarter, up $2.2 million from the fourth quarter. Primarily driven by merger related expenses. Quarter over Quarter Walk Q4 Q1 Net Income

Performance Metrics Adjusted Return On Tangible Common Equity1 Adjusted Return on Average Assets1 Efficiency Ratio2 TCE / TA Excluding AOCI2 Reflective of, and calculated using Adjusted Operating Net Income & Revenue is exclusive of merger expenses and Gain/(Loss) on Securities Transactions, as well as Day-1 provisioning for BOK of $1.0 million, tax effected @ 21%. Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation.

Profitability Revenue Composition1 Profitability Ratios1 Adjusted Noninterest Income is exclusive of merger expenses and Gain/(Loss) on Securities Transactions

Primary Drivers Deposits Cost of Deposits Loan Yield Rate Protection Repositioning Excess Liquidity Noninterest-bearing deposits constitute 22.5% of total deposits. Average deposits increased $293M quarter over quarter. Cost of total deposits increased 18bps and cost of interest-bearing deposits increased 19bps in the quarter. Loan yield increased 91bps year-over-year and 23bps compared to quarter-over-quarter. Proactive effort to book variable rate assets subject to floor levels. The bank received a full quarter’s benefit of the investment portfolio repositioning that occurred in the occurred in the fourth quarter. Excess on balance sheet liquidity cash position held steady throughout Q1 – slowing noninterest margin. Quarter over Quarter Walk Net Interest Margin Quarter over Quarter +26bps Net Interest Income 3.49% Q4 3.75% Q1 Q4 Q1

Current Deposit Composition Strong Core Deposit Franchise Trending Deposit Composition & Loan To Deposit Ratio Core Deposits excludes time deposits > $100K Core Deposits1 / Total Deposits Millions

Yield Analysis1 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Fed Rate Change Since Beginning of Rate Cycle – Q4 2021 4.43% 4.91% 5.18% 5.25% 5.25% Loans 41% 47% 49% 50% 52% Deposits 25% 30% 32% 34% 37% Loan Coupon exclusive of the impact of derivatives, purchase accounting, non accrual, mortgage premium amort, and loan fees Yield / Cost Components Cost Analysis Cumulative Betas

Diversified Loan Portfolio Total Classified Assets $38.1M Total Classified Assets / Total Bank Regulatory Capital 6.65% Net Charge-offs YTD / Average Loans 0.08% Loan Mix Total Loans & Yield on Loans

Nonperforming Assets1,2 Total Reserve Ratio Asset Quality Trends - Quarterly Net Charge-offs / Average Loans Classified Assets OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table.

Asset Quality Trends – Annual Net Charge-offs / Average Loans Classified Assets Nonperforming Assets1,2 Total Reserve Ratio OREO & Other Rep. Assets excludes Bank owned branch assets, totaling $1.1M, classified as Other Real Estate Owned within the Statements of Condition. NPAs / Assets Includes loans 90+ days past due which are not highlighted in the table.

Tangible Book Value DECREASED $0.27 IN Q1 2024 TO $25.10 Q4 Q1 Q1 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation.

As of March 31, 2024, the tangible common equity ratio is being negatively impacted by $61 million in accumulated other comprehensive income.  Adjusting for this decline in fair value, which management views as temporary, would result in a Tangible Common Equity Ratio of 8.52%. THE COMPANY’S CAPITAL RATIOS ARE WELL CAPITALIZED LEVELS AS OF 3/31/2024 Capital Management EQBK Well Capitalized CAPITAL PRIORITIES Maintain well capitalized regulatory levels Capacity for organic growth Merger & acquisitions Dividend payout ratio targeted at 10-20% Common stock repurchases Dividends Declared Per Share & Dividend Payout Ratio Shares Repurchased & Weighted Avg. Price Per Share Non-GAAP 1

Outlook on Key Business Drivers 1ST QUARTER 2024 RESULTS ESTIMATES $4,254M $4,325 – 4,425M Avg. Deposits $3,452M $3,475 - 3,550M Avg. Loans $4,742M $4,775 - 4,875M Avg. Earning Assets2 3.75% 3.70 - 3.80% Net Interest Margin2 $1.0M $0.5 – 1.5M Provision For Credit Losses $11.7M $8 - 9M Non-interest Income(3) $35.6M $34 - 37M Non-interest Expense(4) 20.8% 18 - 20% Effective Tax Rate(5) FORWARD LOOKING 2ND QUARTER 2024 FY 2024E1 $4,350 – 4,425M $4,350 - 4,425M $3,500 - 3,550M $3,550 - 3,650M $4,800 - 4,875M $4,875 – 4,975M 3.75 - 3.85% 3.70 - 3.80% $0.5 – 1.5M $3 – 5M $8.0 – 9.0M $34 - 38M $35 - 37M $138 - 142M 18 - 20% 18 - 20% NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements. 2024 Estimate excludes impact of pending Bank of Kirksville merger. Deal EPS accretion is expected to be $0.36. Outlook excludes excess on balance sheet liquidity expected to be net interest income neutral Core Non-Interest Income. Excludes loss from repositioning of investment portfolio Core Non-interest Expense. Excludes merger expenses Representative of year-to-date effective tax rate

OUR OUTLOOK REQUIRES CLARITY AROUND CERTAIN VARIABLES, INCLUDING: ECONOMIC ENVIRONMENT CUSTOMER NEEDS COST OF FUNDING COMPETITIVE MARKET INVESTMENT OPPORTUNITIES POLITICAL ENVIRONMENT Business activity creates opportunity for lending and deposit growth. Current macro-environment response and resolution will be a significant driver. Directly related to credit quality as well as trust in our business. Impacts rates on our product offerings and applies pressure to earnings. Must be able to manage cost and profit yields effectively. Providing customers with rates and services that are competitive with our peers. Irrational operators may have short term impact on opportunities. Growth strategy must be flexible to the other variables that affect our investment options. U.S. politics affect banking regulations, international relationships, tax policies and more. Focus Variables for Outlook & Forecast

Our Markets Kansas Market Rank #7 Deposits $2.5b Deposit Market Share 4.06% Missouri Market Rank #7 Deposits $861m Deposit Market Share 1.64% Oklahoma Market Rank #10 Deposits $570m Deposit Market Share 1.84% Arkansas Market Rank #6 Deposits $350m Deposit Market Share 3.36% Source: S&P Capital IQ, Deposit Market data as of 6/30/23. Market rank is based on counties with a EQBK physical presence.

Non-GAAP Reconciliations

Non-GAAP reconciliations CALCULATIONS OF TANGIBLE COMMON EQUITY AND RELATED MEASURES ($ in thousands, except per share data)

Non-GAAP reconciliations CALCULATIONS OF ROATCE AND EFFICIENCY RATIO ($ in thousands, except per share data)

Non-GAAP reconciliations CALCULATIONS OF RETURN ON AVERAGE ASSETS AND AVERAGE EQUITY ($ in thousands, except per share data)

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